AEGIS VALUE FUND, INC.


               SUPPLEMENT DATED MARCH 14, 2006
    TO THE AEGIS VALUE FUND PROSPECTUS DATED DECEMBER 21, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


The following disclosure replaces the first, second and third paragraphs under Purchasing and Redeeming Fund Shares in the
Prospectus:

   Effective March 15, 2006, the Aegis Value Fund (the Fund), ticker symbol AVALX, will commence offering its shares to new investors.
On that date, financial institutions maintaining omnibus accounts with the Fund may accept purchase orders for new accounts.


The following disclosure replaces the fourth paragraph under Purchasing and Redeeming Fund Shares in the Prospectus:

   How to Purchase Shares. Shares of the Fund may be purchased directly from the Fund, or through an existing brokerage account held by the investor if the broker has an agreement with the Fund. The Fund reserves the right to reject any specific purchase order and to close the Fund to new or existing investors at any time. You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.


The following disclosure replaces the first sentence of the seventh paragraph under Additional Information Regarding Purchases and
Redemptions in the Prospectus:

The Fund s Board of Directors has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders because the Fund invests primarily in liquid securities and limits exchange privileges. In addition, at the time of the Board s consideration, the Fund was closed to new investors.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE